POWERS OF ATTORNEY                                                    EXHIBIT 99
(Filed with PEA #15 on 7.25.03)

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each officer or director whose signature appears on the following page constitutes and appoints Gary W. Hibler his true and lawful attorney and agent, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney and agent full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Portland and state of Oregon on the 15th day of July, 2003.

                                             THE JENSEN PORTFOLIO, INC

                                             By /s/ GARY W. HIBLER
                                                ---------------
                                             Gary W. Hibler, President

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed below on the 15th day of July, 2003 by the following persons in the capacities indicated.

(1) Principal Executive Officers:

/s/ GARY W. HIBLER                                 President and Director
----------------------
Gary W. Hibler

/s/ ROBERT F. ZAGUNIS                              Vice-President
----------------------
Robert F. Zagunis

/s/ ROBERT G. MILLEN                               Secretary
----------------------
Robert G. Millen

/s/ VAL E. JENSEN                                  Chairman and Director
----------------------
Val E. Jensen


(2) Principal Accounting and Financial Officer:

/s/ GARY W. HIBLER                                 Treasurer
----------------------
Gary W. Hibler


(3) Directors:

/s/ VAL E. JENSEN                                  Director
----------------------
Val E. Jensen

/s/ GARY W. HIBLER                                 Director
----------------------
Gary W. Hibler

/s/ ROGER A. COOKE                                 Director
----------------------
Roger A. Cooke

/s/ LOUIS B. PERRY                                 Director
----------------------
Louis B. Perry

/s/ ROBERT E. HAROLD                               Director
----------------------
Robert E. Harold

/s/ NORMAN W. ACHEN                                Director
----------------------
Norman W. Achen